COMPASS BANK
                                                                      HULEN PARK

                           CONSTRUCTION LOAN AGREEMENT

     THIS AGREEMENT, made this 10th day of February, 2000, by and between, HULEN PARK VENTURE, LLC, a Texas limited liability company (the "BORROWER", whether one or more) and COMPASS BANK, (the "LENDER");

                                   WITNESSETH:

     WHEREAS, the Borrower is, or contemporaneously herewith shall become, the owner and holder of the fee simple title to the property described in EXHIBIT "A" attached hereto and made a part hereof by reference (the Property; together with the improvements, buildings and fixtures now or hereafter located on the Property, and other personal property located or to be located thereon, collectively, the "Premises"); and

     WHEREAS, the Borrower has applied to the Lender for a construction first mortgage loan of THREE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,300,000.00) (the "Loan"), to be advanced as hereinafter provided, and to be evidenced by a promissory note executed and delivered of even date herewith by the Borrower (the "Note"), which Note is secured by a first priority Deed of Trust, Assignment of Rents and Leases and Security Agreement on the Premises executed and delivered of even date herewith by the Borrower (the "Deed of Trust"); and

     WHEREAS, the Borrower has represented to the Lender that the Premises are to be improved in the manner set forth in certain documents heretofore made available to the Lender by the Borrower, a schedule of which are attached hereto as EXHIBIT "B", which scheduled documents are made a part hereof by reference (the Premises as so improved are hereinafter referred to as the "Project"); and

     WHEREAS, the Lender has agreed to provide construction financing for the Project, upon and subject to the terms, covenants, and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises, the mutual promises hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                           THE LOAN AND THE COLLATERAL

     SECTION 1.01 THE LOAN AND THE COLLATERAL. The Lender shall make to the Borrower, and the Borrower shall accept from the Lender, the Loan in the maximum principal amount of THREE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,300,000.00). The Loan shall be evidenced by the Note, shall bear interest and be payable as set forth in the Note, and shall be secured by the Deed of


CONSTRUCTION LOAN AGREEMENT - PAGE 1
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Trust and all the other  documents  and  instruments  executed or  delivered  in connection with, or otherwise relating to, the Loan, including, without limitation, the documents and instruments, if any, set forth in subsection (b) below. The proceeds of the Loan shall be disbursed in accordance with the terms and provisions of this Agreement, the disbursement schedule attached hereto as EXHIBIT "C" and made a part hereof by reference (the "Disbursement Schedule"), and the project budget heretofore submitted to and approved by the Lender (the "Project Budget").

     (a) The Note shall be endorsed by the following persons or entities (the "Endorsers"):-None

     (b) In addition to the Deed of Trust, the Loan shall be secured by the following (the "Additional Security"): -None

     (c) The Loan shall be guaranteed, jointly and severally, by the following persons or entities (the "Guarantors"), pursuant to continuing, unlimited guaranty agreements in form and substance satisfactory to Lender (the "Guaranties"), such Guaranties to be secured by the security, if any, listed in EXHIBIT "D", attached hereto (the "Guaranty Security"):

     MTH-Texas GP, Inc., an Arizona corporation
     MTH-LP, Inc., an Arizona corporation
     Legacy/Monterey Homes, L.P., an Arizona Limited Partnership
     Meritage Corporation, a Maryland corporation

This Agreement, the Note, the Deed of Trust, the Additional Security, the Guaranties, the Guaranty Security, and all other documents and instruments evidencing, securing, guaranteeing, relating to, or executed or delivered in connection with the Loan are collectively referred to herein as the "Loan Documents".

     SECTION 1.02 COMMITMENT FEE AND OTHER INFORMATION. The amount of the commitment fee, the name of the architect of the Project (if any), the name of the engineer for the Project (if any), the name of the general contractor for the Project, and information regarding the term loan commitment for the Project (if term financing is not being provided by the Lender) are set forth below:

     (a) Commitment Fee of Lender: $8,250 (Such fee shall be considered earned and non-refundable and shall be due and payable upon the acceptance of the Lender's commitment to make the Loan, regardless whether the Loan is funded. An additional fee may be required for a renewal.)

     (b) Architect:

     (c) Engineer:

     (d) General Contractor:

     SECTION 1.03 USE OF PROCEEDS. The proceeds of this Loan shall be used solely to (a) acquire the Premises if the Premises are not already owned by the Borrower, (b) equip and develop and/or construct the Project on the Property in accordance with the Plans (as defined below), and (c) pay expenses associated therewith, as set forth in the Disbursement Schedule and the Project Budget. Such proceeds may be commingled with other funds of Borrower only to the extent records are kept sufficient in the opinion of the Lender to trace the proceeds. The proceeds will not be used for any other work or project of the Borrower. Any


CONSTRUCTION LOAN AGREEMENT - PAGE 2
disbursements hereunder which are made directly to the Borrower shall be received by the Borrower as a trust fund to be used by the Borrower as provided herein.

     SECTION  1.04   COMMENCEMENT   AND  CONTINUITY  OF  WORK.   Development  or
construction of the Project shall be carried on continuously, diligently and with dispatch until completed, and shall be completed by SEPTEMBER 30, 2000 (the "Completion Date") (the period between the Commencement Date and the Completion Date shall be hereinafter referred to as the "Construction Period").

     SECTION 1.05 DEVELOPMENT AND/OR CONSTRUCTION OF THE PROJECT. The Project shall comply with all restrictions, conditions, ordinances, codes, regulations, and laws of the governmental entities, departments and agencies having direction or jurisdiction over or an interest in the Project. The Project shall be developed and/or constructed in accordance with the plans and specifications, as approved by Lender and all governmental authorities having jurisdiction in respect thereof (the "Plans"). THIS LOAN IS FOR DEVELOPMENT OF A RESIDENTIAL SUBDIVISION, THE NATURE OF THE PROJECT AND ANY ADDITIONAL AGREEMENTS OR OBLIGATIONS SHALL BE SET FORTH IN EXHIBIT "E", WHICH IS MADE A PART HEREOF BY REFERENCE. No significant extra work or materials nor change in the Plans shall be ordered or authorized by the Borrower without the written consent of the Lender. The term "significant" in the preceding sentence means extra work or materials or changes in the Plans that exceed $250,000 in the aggregate, when added to all prior extra work or materials or changes in the Plans.

     The Borrower shall comply with every condition, requirement, regulation, or other restrictions that may be imposed upon the buildings and improvements being erected hereunder by the Federal Housing Administration ("FHA"), Veterans' Administration ("VA"), or any lending institution which may have committed itself to make or guarantee a long-term first mortgage loan on the Premises or any portion thereof being improved under this Agreement. If inspections of the Project are made by the FHA, VA, or any other such lender, the Borrower shall furnish the Lender with a copy of each such inspection report.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement and to make the Loan for which provision is made herein, the Borrower and the other parties hereto make the following warranties and representations:

     SECTION 2.01 FINANCIAL AND OTHER INFORMATION. The documents furnished in support of the Loan request are true and correct and accurately set out the facts contained therein. The financial statements provided in support of the Loan request were prepared in accordance with good accounting practice and are correct and complete and fairly present the financial position of the person or entity which each purports to reflect, and there has been no material adverse change in the financial positions of such persons or entities since the date of the last financial statements furnished to the Lender.


CONSTRUCTION LOAN AGREEMENT - PAGE 3

     SECTION 2.02 LITIGATION. Except as disclosed in writing to the Lender on EXHIBIT "F" hereto, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting (a) the Project or the Borrower, or (b) any Guarantor, or any Endorser or any properties or rights of any Guarantor or any Endorser and such actions, suits or proceedings materially and adversely affect such Guarantor's or Endorser's financial condition or ability to pay and perform its obligations under the Loan. A matter involving $50,000 or more shall be deemed material. Borrower is not currently affected by any strike or other labor disturbance, and there are no outstanding and unpaid judgments or arbitration awards against the Borrower, any Guarantor, or any Endorser which would have a materially adverse effect on the financial condition or business or properties of the Borrower, any Guarantor, or any Endorser. Neither the Borrower nor any Guarantor or Endorser is in default with respect to any regulation, order, writ or decree of any court or governmental or municipal department, commission, board, bureau, agency or instrumentality.

     SECTION 2.03 ORGANIZATION AND AUTHORITY. If the Borrower or any Guarantor or any Endorser is a corporation, partnership, or other entity, the Borrower and any such Guarantor or Endorser are duly organized, validly existing and in good standing under the laws of the state of their organization and are qualified and in good standing in all jurisdictions where qualification is necessary. The Borrower and any such Guarantor or Endorser have all corporate, partnership, association, trust, or other power and authority, and have obtained all authorizations of directors, stockholders, partners, members, or beneficiaries and other such authorizations as are necessary to enable them to own and operate the Project, to carry on their respective businesses, and to execute, deliver, and perform this Agreement, the Note, the Deed of Trust and the other Loan Documents. The disbursements and method for securing the disbursements herein provided for are within the corporate, partnership, association, trust, or other powers of the Borrower and have been duly authorized by all necessary and proper corporate, partnership, association, trust, or other proceedings of the
Borrower. This Agreement, the Note, the Deed of Trust, the Guaranties, and the other Loan Documents have each been duly executed and delivered by the Borrower, the Guarantors, the Endorsers, and the other parties hereto and thereto, and each is in full force and effect and constitutes the legal, valid and binding obligation of the Borrower, the Guarantors, the Endorsers, and the other parties hereto and thereto, enforceable in accordance with their respective terms.

     SECTION 2.04 NO VIOLATIONS. Neither the Borrower nor any Guarantor or Endorser is in default in any material respect under any agreement or instrument to which it is a party or by which it is or may be bound. The execution and delivery of this Agreement, the Note, the Deed of Trust, and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby do not conflict with and will not result in the breach of any regulation, order, writ, injunction or decree of any court or governmental or municipal instrumentality to which the Borrower, any Guarantor, or any Endorser is subject, or in the breach of or default under any indenture, contract, agreement or other instrument to which the Borrower, any Guarantor, or any Endorser is a party or by which any one of them is or may be bound.

     SECTION 2.05 TITLE TO COLLATERAL. The Borrower has, and at all times shall have, good and indefeasible title in fee simple to the Premises. Except as described on Exhibit "A" hereto, the Premises are subject to no liens, charges or encumbrances.


CONSTRUCTION LOAN AGREEMENT - PAGE 4

     SECTION 2.06 NO COMMENCEMENT OF WORK. Except for certain grading work which has been disclosed to Lender, prior to the recordation of the Original Deed of Trust as defined in Paragraph 5.13 hereafter and Exhibit "E", no work of any kind incident to the proposed improvements on the Property shall have commenced, no equipment or material shall have been delivered to or stored upon the Property for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor or materials for the construction of the proposed improvements nor any affidavit of commencement of construction shall have been executed or recorded in the real property records in the county where the Property is located.

     SECTION 2.07 LICENSES AND PERMITS. The Borrower possesses such licenses and permits as are required for the conduct of its business. No approval, consent, or authorization of any governmental authority which has not heretofore been obtained is necessary for the execution or delivery by the Borrower of this Agreement, the Note, or the other Loan Documents or for the performance by the Borrower of any of the terms or conditions hereof or thereof.

     SECTION 2.08 PAYMENT OF TAXES. The Borrower and, if Borrower is a partnership, each of Borrower's general partners, have filed or caused to be filed all federal, state and local tax returns, which are required to be filed, and have paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof. The Borrower has no reason to believe that any additional taxes are due for prior calendar tax years that have not been audited by the respective tax authorities beyond the amounts provided in the financial statements heretofore furnished to Lender.

     SECTION 2.09 ENVIRONMENTAL MATTERS. Borrower represents, warrants and covenants as follows:

     (a) No Hazardous Materials (hereinafter defined) have been, are, or will be while any part of the indebtedness secured by the Deed of Trust remains unpaid, contained in, treated, stored, handled, located on, discharged from, or disposed of on, or constitute a part of, the Project. As used herein, the term "HAZARDOUS MATERIALS" include without limitation, any asbestos, urea formaldehyde foam insulation, flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or unrelated substances or materials defined, regulated, controlled, limited or prohibited in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (CERCLA), as amended (42 U.S.C. Sections 9601, ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 ET SEQ.), the Resource Conservation and Recovery Act (RCRA), as amended (42 U.S.C. Sections 6901, ET SEQ.), the Clean Water Act, as amended (33 U.S.C. Sections 1251, ET SEQ.), the Clean Air Act, as amended (42 U.S.C. Sections 7401, ET SEQ.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601 ET SEQ.), the Texas Solid Waste Disposal Act, as amended, the Texas Water Code, as amended, the Texas Clean Air Act, as amended, and in the rules and regulations adopted and publications promulgated pursuant thereto, and in the rules and regulations of the Occupational Safety and Health Administration (OSHA) pertaining to occupational exposure to asbestos, as amended, or in any other federal, state or local environmental law, ordinance, rule, or regulation now or hereafter in effect;


CONSTRUCTION LOAN AGREEMENT - PAGE 5

     (b) No underground storage tanks, whether in use or not in use, are located in, on or under any part of the Property;

     (c) All of the Project complies and will comply in all respects with applicable environmental laws, rules, regulations, and court or administrative orders;

     (d) There are no pending claims or threats of claims by private or governmental or administrative authorities relating to environmental impairment, conditions, or regulatory requirements with respect to the Property; and

     (e) The Borrower shall give immediate oral and written notice to the Lender of its receipt of any notice of a violation of any law, rule or regulation covered by this Section, or of any notice of other claim relating to the environmental condition of the Project, or of its discovery of any matter which would make the representations, warranties and/or covenants herein to be inaccurate or misleading in any respect.

     The Borrower hereby agrees to indemnify and hold the Lender harmless from all loss, cost, damage, claim and expense incurred by the Lender on account of
(i) the violation of any representation, warranty or covenant set forth in this Section, (ii) Borrower's failure to perform any obligations of this Section,
(iii) Borrower's or the Project's failure to fully comply with all environmental laws, rules and regulations, or with all occupational health and safety laws, rules and regulations, or (iv) any other matter related to environmental conditions on, under or affecting the Project, specifically including, without limitation, any loss, cost, damage, claim and expense which is attributable in whole or in part to the alleged negligence of Lender, its agents or employees. This indemnification shall survive the closing of the Loan, payment of the Loan, the exercise of any right or remedy under any Loan Document, any subsequent sale or transfer of the Project, and all similar or related events or occurrences.

                                   ARTICLE III

                           CONDITIONS TO DISBURSEMENTS

     SECTION 3.01 CONDITIONS PRECEDENT TO INITIAL DISBURSEMENT. Lender shall not be obligated to, but at Lender's sole option may, make the initial disbursement hereunder (the "Initial Disbursement") until each of the following conditions has been fully satisfied:

     (a) Lender shall have received and approved a copy of a survey prepared by an approved surveyor, showing the total square footage of the Property, dimensions, means of ingress and egress, location of all existing and proposed improvements, boundaries, encroachments, setback lines, rights of way and easements, whether the Property is situated within a designated flood hazard area and, if requested by Lender, a surveyor's certificate in substantially the form of EXHIBIT "G" hereto;

     (b) Lender shall have received UCC-11 reports and an acceptable title policy binder from a title insurance company qualified to do business in the state in which the Property is situated, in the amount of the Loan and covering the Project, with any exceptions contained in such policies or reports to be subject to approval of Lender and its counsel;

     (c) Lender shall have received the properly executed Note, together with the other Loan Documents and such other documents as Lender may require;


CONSTRUCTION LOAN AGREEMENT - PAGE 6
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     (d) If the Property or any part  thereof is located in a  designated  flood zone, a flood insurance policy shall have been obtained on the Project, naming Lender in the mortgagee clause;

     (e) Borrower shall be in compliance with all of the terms and provisions set forth herein and no Event of Default specified herein, nor any event or condition which upon notice or lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing;

     (f) A copy of the Plans shall have been furnished to and approved by Lender;

     (g) Lender shall have received satisfactory evidence that a proper building permit and/or any required development permits have been obtained;

     (h) Lender shall have received and approved evidence satisfactory to Lender that Borrower has obtained liability, workmen's compensation, hazard and builder's risk insurance with respect to the Project (as applicable), issued by such companies and in such amounts as are satisfactory to Lender, covering all development, construction, and improvements, with mortgagee or loss payable clause(s) in New York standard form in favor of Lender;

     (i) Lender shall have received a certificate of compliance with applicable restrictive or protective covenants, and certifications by appropriate governmental agencies, in forms acceptable to Lender, that the planned development and/or construction and the use of the Property conform with all federal, state and municipal laws, restrictions and requirements including, without limitation, applicable zoning regulations;

     (j) Lender shall have received and approved copies of the duly executed development and/or construction contract(s) covering all improvements and costs to be incurred in the Project, the duly executed contract for architectural services relating to the erection of the Project, the duly executed engineering contract for the Project (all as applicable), contractors' lien subordinations from those contractors and subs required by Lender and an assignment to Lender of the construction contract, the architectural contract, and/or the engineering contract, together with the general contractor's, the Project architect's and/or the Project engineer's consents to such assignments;

     (k) A copy of the engineering and soil report shall have been received and approved by Lender;

     (l) Lender shall have received and approved certificates of the engineer, contractor and/or architect for the Project, or other evidence satisfactory to Lender, that there are no Hazardous Materials on the Project or on or in any improvements existing or to be constructed thereon and that the Project, the Plans and the proposed and existing improvements comply with all laws, governmental standards and regulations applicable to Borrower and the Project relating to occupational health and safety, hazardous waste and substances and environmental matters;

     (m) Lender, and if applicable, Lender's construction consultant, shall have received and approved the Project Budget;

     (n) Lender shall have received and approved a current appraisal of the Project, addressed to the Lender and prepared by an appraiser approved by the Lender, reflecting an appraised value satisfactory to Lender and otherwise in form and substance satisfactory to Lender;

     (o) Lender shall have received and approved all payment and performance bonds required by the City of Fort Worth related to the Facilities Agreements executed by the City and the Borrower. The Lender shall not be expected to issue any such bonds;

     (p) Lender shall have received such further documents and opinions as Lender reasonably may request.


CONSTRUCTION LOAN AGREEMENT - PAGE 7
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     SECTION  3.02  CONDITIONS  TO  DISBURSEMENTS  AFTER  INITIAL  DISBURSEMENT.
Disbursements under the Note after the Initial Disbursement shall be made monthly and at such other times as Borrower and Lender shall agree; provided, however, that in no event shall Lender be obligated to make disbursements after the Initial Disbursement, prior to the full satisfaction of all of the following conditions:

     (a) Lender shall have been furnished draw request in for acceptable to Lender, properly completed and executed by the general contractor and the Project architect or engineer, as applicable, certifying as to the percentage of completion of each item of development and/or construction, and that the advance requested is for work actually done and materials actually incorporated into the Project and, to the extent approved by Lender, materials actually located and stored on the Property, during the period preceding the date of the disbursement and the value thereof;

     (b) Lender shall have been furnished evidence satisfactory to it that the Project architect or engineer, as applicable, has inspected the Project and approved development and/or construction to the date of the disbursement;

     (c) Lender shall have received a mechanic's and materialman's lien waiver from the general contractor and any other subcontractors engaged in work upon the Property, waiving their lien rights through the date of the last previous disbursement (provided however, that with respect to any subcontractor, the lien release shall not be required until the final payment to such subcontractor);

     (d) Upon request of Lender, Borrower shall exhibit or cause to be exhibited to Lender satisfactory evidence, by receipts, certificates or vouchers, that there are no outstanding overdue claims or demands for labor and materials used in the Project or improvements on the Property, and if any notice of lien be filed against any of the collateral securing the Loan, under any mechanic's or other lien law, Lender may suspend further disbursements under this Agreement until such lien shall have been discharged of record, or Lender may satisfy such lien by disbursement hereunder if such lien is not discharged of record within thirty (30) days after Lender requests Borrower to have such lien discharged of record;

     (e) All work which is usually done at the stage of development and/or construction when the disbursement is requested must, in the judgment of the Project architect or engineer, as applicable, or in the judgment of an approved representative of Lender (at Lender's election), be done in a good and workmanlike manner, and all materials and fixtures usually furnished and installed at such time shall be furnished and installed;

     (f) Borrower shall furnish Lender with a certification by Borrower showing full payment of all labor, materials and supplies furnished or delivered to the Project for which a request for a disbursement has been made, or used thereon, as of the date of the last previous disbursement;

     (g) Borrower shall furnish Lender with an endorsement to the title insurance policy binder showing title free and clear of materialmen's or mechanics' liens or any other encumbrances as of a date not more than five (5) days prior to the date of the disbursement request;

     (h) All other conditions described in Section 3.01 hereof shall have been and shall continue to be fully satisfied, and all other items or documents described in Section 3.01 hereof shall have been obtained and approved by Lender and shall be in full force and effect and unmodified, and no event shall have occurred or failed to occur which, upon notice or lapse of time or both, would result in the termination of any of such items or documents;


CONSTRUCTION LOAN AGREEMENT - PAGE 8

     (i) No event shall have occurred or failed to occur which would be a default or Event of Default under this Agreement, the Note, or any of the other Loan Documents or which upon notice or lapse of time or both would constitute such a default or Event of Default; and

     (j) Lender shall have received and approved such further documents and information as Lender may reasonably require, including, without limitation, if applicable, an FHA/VA compliance inspection report.

     SECTION 3.03 ADDITIONAL CONDITIONS FOR FINAL DISBURSEMENT. In addition to the conditions contained in Sections 3.01 and 3.02 hereof, prior to and as a condition precedent to Lender's obligation to make the final disbursement hereunder:

     (a) Borrower shall have exhibited or cause to be exhibited to Lender the final certificate of approval of the various governmental authorities having jurisdiction over the Project, including, without limitation, as applicable, a certificate of occupancy, a final record map recorded in the real estate records of the county where the Project is located, any necessary development and/or construction certificates, and certificates of the full payment and discharge of all costs, expenses, contract payments and charges relating to development and/or construction;

     (b) Borrower shall have submitted the architect's and/or engineer's final certificate of substantial completion and other appropriate development and/or construction certificates relating to the completion of the Project;

     (c) Lender shall have received and approved a final survey of the Project as completed, prepared by a surveyor acceptable to Lender;

     (d) Lender shall have inspected and approved the Project, if they shall elect to do so;

     (e) Lender shall have received a final mechanic's and materialman's lien waiver and release from the general contractor and any other contractors engaged in work upon the Property; and

     (f) In addition, the final disbursement hereunder shall, at Lender's option, be withheld until thirty (30) days after (i) the "completion" (as such term is defined in Section 53.106 of the Texas Property Code) of the Project and
(ii) an affidavit of completion has been filed with the County Clerk of the county in which the Property is located in compliance with Section 53.106 of the Texas Property Code.

     SECTION 3.04 ADDITIONAL REQUIREMENTS REGARDING DISBURSEMENTS. Lender may require three (3) business days' notice in writing from Borrower prior to a disbursement hereunder. The person or persons authorized to execute or otherwise make disbursement requests shall be specified in a resolution of the board of directors of Borrower or a similar authorization document, if Borrower is a corporation or other entity, or shall be the individuals signing this Agreement as "Borrower". Lender shall not be obligated to disburse more than ninety percent (90%) of each requisition for direct construction costs until each of the conditions for final disbursement in Section 3.03 hereof have been and remain fully satisfied.

     SECTION 3.05 CERTAIN DISBURSEMENTS. Prior to the satisfaction of the conditions set forth in Sections 3.01, 3.02, 3.03 and 3.04 hereof, Lender may at its sole option, but shall have no obligation to, disburse such sums as Lender may elect, including without limitation amounts owed for expenses to Lender by


CONSTRUCTION LOAN AGREEMENT - PAGE 9

Borrower under Section 4.05 hereof, and all such disbursements or payments shall be deemed to have been made pursuant to this Agreement and not in modification hereof.

     SECTION 3.06 JOINT LIABILITY. The Borrower specifically authorizes and directs the Lender to make disbursements on this Loan upon the request of the person or persons designated in Section 3.04 hereof. Each Borrower whose name is signed to this Agreement shall be liable for all such disbursements made upon request of the above-described person or persons notwithstanding the failure of each of the Borrowers to execute any request for disbursement, it being the intention of each Borrower to appoint each of the above-described persons as the agent and attorney-in-fact of the Borrower to make such requests for disbursements. The Borrower does specifically ratify and confirm to the Lender the Borrower's liability for disbursements made pursuant to this Section.

     SECTION 3.07 LOAN PROCEEDS. The Lender shall not be required to segregate the Loan proceeds or to ear-mark such proceeds in any manner. The sole obligation of the Lender shall be to disburse the proceeds as set forth herein, provided Borrower satisfies the conditions precedent to the disbursement and provided no event has occurred or failed to occur which would constitute a default or Event of Default (as defined herein and therein) under this Agreement, the Note, the Deed of Trust, or any of the other Loan Documents, or which upon notice or lapse of time, or both, would constitute such a default or Event of Default.

                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

     SECTION 4.01 DEFICIENCY IN AMOUNT OF UNDISBURSED LOAN PROCEEDS. If and whenever the Lender shall determine and notify the Borrower that the amount of monies remaining undisbursed is less than the amount required fully to complete and pay for the improvements contemplated under this Loan, and the Lender shall demand that the Borrower deposit with the Lender an amount equal to such deficiency as determined by the Lender, then and in that event the Borrower shall comply with such demand within ten (10) days from the date thereof. The judgment and determination of the Lender under this Section shall be final and conclusive. A budgetary savings in one category of the Project Budget will allow an increase in another budgeted category. In determining the amount of monies required to fully complete the improvements contemplated by the Loan, it is acknowledged that the Borrower will conduct certain off-site work that will be funded by the Borrower directly. The Borrower shall keep the Lender informed of the status of the off-site work, as well as the completion schedule, the budget and payment schedule for the off-site work and provide from time to time such information as the Lender shall reasonably require.

     SECTION 4.02 INTEREST RESERVE. If, due to high interest rates or other various factors, any interest reserve of the Project Budget appears to Lender to be inadequate, Borrower shall fund the equity necessary to cure the inadequacy. The interest reserve sufficiency is to be determined by projecting the interest rate at the then current rate applied to the anticipated Loan balance for the remaining term.

     SECTION 4.03 INSURANCE COVERAGE AND APPLICATION OF PROCEEDS. The interest of the Lender shall, at all times, be protected by adequate fire and multiple perils insurance covering all development and/or construction work, buildings,


CONSTRUCTION LOAN AGREEMENT - PAGE 10
improvements, fixtures and other personal property on or related to the Premises and off-site and on-site materials related to the Project through a company or companies acceptable to the Lender and in an amount equal to the full insurable value of such work, buildings and improvements, fixtures, personal property, and materials. Such fire and multiple perils insurance policies shall contain mortgagee or loss payable clause(s) in New York standard form in favor of Lender. The proceeds from any loss covered by insurance shall be, at the option of the Lender, applied to the replacement of the loss or toward the repayment of the Loan. The Borrower also shall provide workmen's compensation and general liability insurance with respect to the Premises through companies acceptable to Lender and in such amounts as are satisfactory to Lender. Lender shall be named as an additional insured on all liability insurance policies and as a certificate holder on all workmen's compensation insurance policies. The originals of all insurance policies required by this Section shall be in the possession of the Lender no later than the commencement of development work or construction, and Lender shall have no obligation to disburse any funds for development work or construction costs until Lender shall have received such policies and satisfactory evidence of the payment of the premiums thereon.

     SECTION 4.04 PAYMENT OF TAXES AND DEBTS. The Borrower agrees to promptly pay and discharge any taxes, assessments or indebtedness upon the Project which may become due or payable during the existence of this Loan.

     SECTION 4.05 PAYMENT OF EXPENSES OF LENDER. The Borrower agrees to pay any and all taxes, insurance premiums, recording fees, abstract or title policy costs, attorneys' fees and all other expenses and costs of every kind which may reasonably be incurred by the Lender in the making, processing, collecting, protecting and servicing of this Loan and in maintaining unimpaired its security and lien, or otherwise connected with or growing out of this transaction. Lender may reimburse itself out of any disbursement hereunder, and such reimbursement shall be deemed to be a disbursement under this Agreement covered by the Note and secured by the Loan Documents.

     SECTION 4.06 REMOVAL OF MECHANICS' AND MATERIALMEN'S LIENS. The Borrower specifically agrees to have any mechanics' and materialmen's liens which may be filed against the Premises released or bonded (in compliance with the requirements of Section 53.171 et seq. of the Texas Property Code) within ten
(10) days of the date of filing of the same, time being of the essence.

     SECTION 4.07 PROGRESS REPORTS. The Borrower shall deliver to the Lender a report of the progress of the contemplated improvements to the Premises, the cost of said improvements compared to estimates, and/or contracts, the promotion and merchandising efforts for the sale of the Project, current sales reports, and such other data and information concerning the Project as may be required by the Lender. Such reports shall be required on a monthly basis unless circumstances dictate more frequent reports in the judgment of the Lender.

     SECTION 4.08 REVISED SURVEY. The Borrower agrees to locate and develop and/or construct the improvements on the Property so as to comply with and violate no building and use restrictions on, against or applicable to the Property and agrees to furnish the Lender, upon request, a survey locating roadways and other improvements, in the form and made by a competent surveyor meeting the approval of the Lender, showing full compliance with the recorded plat. Lender shall have no obligation to make further disbursements hereunder until such "as built" survey is provided to and approved by Lender.


CONSTRUCTION LOAN AGREEMENT - PAGE 11

     SECTION 4.09 INSPECTIONS. (a) Lender shall have the right, and Borrower shall allow Lender, at all times to inspect the Project and all collateral securing the Loan. The Borrower also shall permit Lender and any of its authorized representatives, and shall cause such persons and entities to be permitted: (i) to visit, examine, inspect and make extracts from books and records of the Borrower and will discuss with Lender or its representatives the affairs, finances and accounts of the Borrower; and (ii) to inspect all collateral securing the Loan, all at such reasonable times and as often as may be reasonably requested;

     (b) Lender's construction or development consultants, if any shall be employed, shall have the right at all times to inspect the Project and the status of construction and/or development and to review all architectural, engineering, and construction drawings and other documents. The consultants shall make such reports as required by Lender, including without limitation, reports concerning the status of construction and/or development, compliance of the construction and/or development with the Plans, determinations with respect to status of compliance with construction and/or development schedules and cost estimates, and compliance with all provisions of this Agreement. All costs and expenses incurred by Lender in connection with the employment of a consultant shall be reimbursed by Borrower;

     (c) Any such inspections and reports made pursuant to this Section shall be solely for the benefit of Lender, and neither Borrower nor any Guarantor, any Endorser, or any third party shall be entitled to claim any loss or damage as the result either of such inspections or the failure to make the same.

     SECTION 4.10 SIGN. The Lender shall have the right to erect a sign on the Project stating that financing for the Project is being provided by the Lender.

     SECTION 4.11 FINANCIAL STATEMENTS. Upon request by Lender, Borrower shall furnish or cause to be furnished to Lender such financial statements on and other information concerning the Borrower, any Guarantor, any Endorser, and the Project in a form suitable to, and containing such information as, Lender may require.

     SECTION 4.12 ACCESS TO BORROWER'S BOOKS AND RECORDS. The Lender, or its agents, shall have unrestricted access to the records, accounting books, contracts, subcontracts, bills and statements of the Borrower, including any supporting or related vouchers or other instruments, and shall have the right to make copies of the same. If the Lender so requires, the records, books, vouchers, or other instruments shall be delivered to an accountant of the Lender's choice for audit, examination, inspection, and photocopying or other type of duplication.

     SECTION 4.13 CONDEMNATION. The Borrower, for the Borrower and the Borrower's heirs, executors, administrators, successors and assigns, does hereby assign unto the Lender, its successors and assigns, any and all award and awards hereto made and hereafter to be made by any federal, state or municipal authorities to the present and all subsequent owners of the Premises, including any award or awards for any change or changes of grade of streets affecting the Premises, which award or awards are hereby assigned to the Lender, and the


CONSTRUCTION LOAN AGREEMENT - PAGE 12

Lender, for itself, its successors and assigns (at its or their option) is hereby authorized, directed and empowered to collect and receive the proceeds of any such award or awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the amount owing on account of the Note and Deed of Trust, notwithstanding the fact that the amount owing on account of the Note and Deed of Trust may not then be due and payable. The Borrower, for the Borrower and the Borrower's heirs, executors, administrators, successors and assigns, hereby covenants and agrees to and with the Lender, its successors and assigns, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning such award or awards to the holder of the Note and Deed of Trust, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever.

     SECTION 4.14 NOTICE OF DEFAULTS UNDER THIS AGREEMENT AND OTHER CREDIT ARRANGEMENTS. Borrower shall give prompt notice to Lender of any defaults by Borrower hereunder or under any other Loan Document, and of any notice of default received by Borrower under any other credit arrangement of Borrower.

     SECTION 4.15 FURTHER ASSURANCES. Borrower shall do, make, execute, record and deliver, or will cause to be done, made, executed, recorded, and delivered, all such additional and further acts, things, deeds, assurances and instruments as Lender may require to effect, confirm, assure to, or more completely to vest in Lender the rights, remedies, liens and conveyances intended to be granted or conveyed to Lender under this Agreement, the Note, the other Loan Documents, or in the collateral securing the Loan, including without limitation, estoppel certificates stating that the Loan is in full force and effect and that there are no defenses or offsets thereto.

                                    ARTICLE V

                       DEFAULTS AND REMEDIES UPON DEFAULT

     SECTION 5.01 EVENTS OF DEFAULT. The happening of any one or more of the following events shall constitute an event of default ("Event of Default") under this Agreement, the Note, the Deed of Trust and the other Loan Documents:

     (a) If the Borrower fails to make any payment of the principal of, or interest on, or any other charge under, the Note, as and when the same becomes due and payable and the continuance of such failure for a period of five(5) days after such date;

     (b) If the Borrower or any other person or entity violates or fails to observe or perform any covenant, term, or condition contained in this Agreement, and the continuation of such failure for a period of fifteen (15) days after written notice to the Borrower. Nothing contained in this subsection (b) shall be construed or deemed to require any notice or opportunity to cure for an other Event of Default set forth in this section unless a specific notice and cure periods is expressly provided in the subsection describing such Event of Default. Any default or Event of Default under the Note, the Deed of Trust or any of the other Loan Documents shall be an Event of Default hereunder;


CONSTRUCTION LOAN AGREEMENT - PAGE 13

     (c) If any representation or warranty made herein or in any of the other Loan Documents, or if any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the borrowing hereunder shall prove to be false or misleading in any material respect;

     (d) If in the judgment of the Lender the proceeds of the Loan or any part thereof are being or shall at any time have been diverted to a purpose other than the payment and discharge of the cost of the materials and labor entering into the Project, and other expenses relating solely to the Project which have been approved by the Lender;

     (e)  If  the   construction   and/or   development  work  is  substantially
discontinued without cause, in the sole determination of the Lender, for a period of forty-five (45) days, in the aggregate, or if Borrower fails to prosecute the work on the Project with diligence and dispatch as may be reasonably required by the Lender;

     (f) If a voluntary or involuntary petition is filed by or against the Borrower, any Guarantor or any Endorser under any provision of the bankruptcy laws or any other similar state or federal law, or if the Borrower, any Guarantor or any Endorser makes any assignment for the benefit of creditors, or if the Borrower, any Guarantor, or any Endorser becomes insolvent or admits in writing its inability to pay its debts as they become due, or if a receiver or trustee shall be appointed by any court of Borrower, any Guarantor or any Endorser or of the property of Borrower, any Guarantor or any Endorser, or any part thereof;

     (g) If a foreclosure action shall be instituted against the Premises, or if a lien shall be filed against the Premises which is not removed of record, bonded or dismissed within fifteen (15) days after such filing;

     (h) If an unreasonable delay shall occur in the construction and/or development of the Project, as a direct or indirect result of energy shortages, or municipal, county, state, federal or other governmental law, order, rule or regulation relating to environmental protection, sewage treatment, zoning, or energy conservation, or lack of utilities (which includes, but is not limited to, gas, electricity, water and sewage treatment) or if it reasonably appears to Lender that, upon completion of such improvements, energy (including all utilities) will not be available in sufficient quantities to permit the operation of the Project;

     (i) If in Lender's sole judgment, the Project cannot be completed by the Completion Date;

     (j) If the Deed of Trust shall not provide Lender with a first lien on the Project, or if any of the property described in the Deed of Trust is encumbered in any way without the prior written consent of Lender;

     (k) If the Project improvements are damaged or destroyed by fire or otherwise to an extent such that Lender determines, in its sole judgment, that the Project cannot be completed on or before the Completion Date, or that there are insufficient funds remaining in the construction budget to complete the Project, taking into account any insurance proceeds received because of the damage;

     (l) If any claim, allegation or litigation shall be made or filed against Borrower, which claim, allegation or litigation is reasonably determined by Lender to be material to Borrower's financial condition or ability to pay the Loan. Any claim, allegation or litigation shall be made against any Guarantor, or any Endorser or any properties or rights of any Guarantor or any Endorser and such actions, suits or proceedings materially and adversely affect such Guarantor's or Endorser's financial condition or ability to pay and perform its obligations under the Loan and in any event a matter involving $50,000 or more shall be deemed material;

     (m) If the Borrower, any Guarantor or any Endorser shall die or be declared incompetent;


CONSTRUCTION LOAN AGREEMENT - PAGE 14

     (n) If Borrower fails to comply with any requirement of any governmental authority having jurisdiction within fifteen (15) days after notice in writing of such requirement shall have been given to Borrower;

     (o) If Borrower does not disclose to Lender any and all demands or notices of default to Borrower from subcontractors or persons or parties furnishing labor or materials on the Property within ten (10) business days after receipt of such notice by Borrower;

     (p) If Borrower is a limited liability company, if any of the managers shall cease to be such managers, or if any of them shall die, or any action shall be taken or if there shall be any occurrence which could or does have the effect of terminating, dissolving, or winding-up the business of any such manager;

     (q) If any action whatsoever shall be taken, or if there shall be any occurrence which could or does have the effect of, terminating, dissolving or winding-up the business of the Borrower;

     (r) If there shall occur any default with respect to any indebtedness (other than the Note) of the Borrower, any Guarantor or any Endorser or with respect to the performance of any other obligation incurred in connection with any indebtedness for borrowed money of the Borrower, any Guarantor or any Endorser, if the effect of such default is to accelerate the maturity of such indebtedness or to permit the holder thereof to cause such indebtedness to become due prior to its stated maturity, or if any such indebtedness shall not be paid when due.

     SECTION 5.02 LENDER'S REMEDIES. Upon the occurrence of any Event of Default hereunder, then the Lender shall have the absolute right, at its option and election, without notice to Borrower or any other person or entity (other than such notice as may been required for an Event of Default or event of default to occur), to do any one or more or all of the following:

     (a) Institute appropriate proceedings to specifically enforce performance hereof;

     (b) Withhold further disbursements hereunder;

     (c) Accelerate the maturity of the Note and demand payment of the principal sums due thereunder, with interest, charges, advances, whereupon the same shall be due and payable without notice of any kind, including, but not limited to, notice of intention to accelerate or notice of acceleration, all of which notices are waived by Borrower, and costs, and in default of said payment or any part thereof, exercise all other rights and remedies available to Lender under the laws of the State of Texas or any other state and under this Agreement, the Note, the Deed of Trust, and the other Loan Documents, including, without limitation, the right to foreclose and enforce collection of such payment by foreclosure and/or other appropriate action in any court of competent jurisdiction; or

     (d) Exercise the right of setoff described in Section 5.03 below.

     SECTION 5.03 SETOFF. Lender is hereby given a continuing lien as additional security for the Note and all other liabilities and indebtedness of Borrower to Lender upon any and all moneys, securities, and other property of Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to the Lender from or for Borrower, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all deposit balances (general or special) and credits of Borrower with, and any and all claims of Borrower against the Lender at any time existing, and upon the occurrence of any Event of Default hereunder, the Lender may apply or set off the same against the indebtedness and liabilities secured by the Deed of Trust and other Loan Documents.


CONSTRUCTION LOAN AGREEMENT - PAGE 15

     SECTION 5.04 DISBURSEMENTS AFTER DEFAULT. Upon the occurrence of any one or more of the above-listed Events of Default, all obligations on the part of Lender to make loans and disbursements hereunder shall, if Lender so elects, cease and terminate; provided, however, that Lender may, in its sole discretion, make additional disbursements without becoming liable to make any other disbursements, notwithstanding anything to the contrary contained or implied herein or in any other Loan Document.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     SECTION 6.01 NO THIRD PARTY BENEFICIARIES. There are no third party beneficiaries to this Agreement or to any of the other Loan Documents. All conditions to Lender's obligations to make disbursements under this Agreement are imposed solely and exclusively for the benefit of Lender. Neither Borrower nor any other person or entity shall have standing to require satisfaction of any such condition or be entitled to assume that Lender will refuse to make disbursements in the absence of strict compliance with any or all such conditions, and neither Borrower nor any other person or entity shall, under any circumstances, be deemed to be a beneficiary of any conditions hereof, any or all of which conditions may be waived freely, in whole or in part by Lender at any time if, in its sole discretion, Lender deems it advisable so to do. Lender makes no representations or warranties and assumes no obligation or responsibility with respect to the quality of the development and/or construction of the improvements or any part of the Project. This Agreement shall not benefit, and may not be relied upon by, any person or entity other than the Borrower and the Lender.

     SECTION 6.02 WAIVERS BY BORROWER, GUARANTORS, AND ENDORSERS. This Loan may be extended or renewed in whole or in part or the rate of interest thereon may be changed or fees in consideration of loan extensions may be imposed, and any related right or security therefor may be waived, exchanged, surrendered or otherwise dealt with by the Borrower and the Lender without notice to the co-makers, Endorsers and Guarantors of this Loan, all without affecting the liability of the Borrower and all other obligors under this Agreement, the Note, the Deed of Trust and the other Loan Documents. The release of any party liable upon or in respect of the Note shall not release any other such party. The Borrower, and each of them, hereby waives presentment, demand, protest, notice of nonpayment and of protest, notice of intent to accelerate, notice of acceleration, and any and all other notices and demands whatsoever, excluding, however, any notice of default required by this Agreement.

     SECTION 6.03 DELAY; NO WAIVER. No delay or failure of Lender to exercise any option or right herein given or reserved shall constitute a waiver of such option or right or estop Lender thereafter to exercise the same or any other option or right at any time, and Lender's payment or contracting to pay anything Borrower has herein agreed to pay shall not constitute a waiver of the default of Borrower in failing to make any such payment. A waiver by Lender of any option or right herein given or reserved on any one occasion shall not be deemed a waiver of said option or right on any future occasion. Lender may in its discretion extend the time of payment of the principal evidenced and secured by the Note and other Loan Documents and any extension so granted shall be deemed to be made in pursuance of this Agreement and not in modification thereof.


CONSTRUCTION LOAN AGREEMENT - PAGE 16

     SECTION 6.04 SURVIVAL OF COVENANTS AND REPRESENTATIONS AND WARRANTIES. All covenants, agreements, representations and warranties made herein and in documents delivered in support of the Loan request shall be deemed to have been material and relied on by the Lender and shall survive the execution and delivery to the Lender of the Note and the disbursements hereunder.

     SECTION 6.05 NUMBER; SUCCESSORS AND ASSIGNS. Plural or singular words used herein to designate the Borrower shall be construed to refer to the person or persons, partnership, corporation or other entity, whether one or more than one, obtaining the Loan from the Lender; and all covenants and agreements herein made by the undersigned Borrower shall bind the heirs, personal representatives, successors and assigns of all those undersigned designated as Borrower; and every option, right and privilege herein reserved or secured to the Lender, shall inure to the benefit of the Lender's successors and assigns.

     SECTION 6.06 MODIFICATIONS; WAIVER. Neither this Agreement nor any provision hereof may be changed, modified, amended, waived, discharged, abandoned or terminated except by an instrument in writing signed by the party against whom enforcement of the change, modification, amendment, waiver, discharge, abandonment or termination is sought. In the event that Lender shall waive in writing any provision or requirement hereunder, such waiver shall be effective only for the specific purposes, circumstances and duration stated in said waiver.

     SECTION 6.07 ASSIGNMENTS. The Lender may assign this Loan or any parts thereof. The Borrower shall not assign this Agreement or any part of any disbursement to be made hereunder, nor convey, nor encumber the Premises by mortgage or other liens without the prior written consent of the Lender. Any assignment, conveyance or encumbrance without such consent of the Lender shall constitute an immediate default under this Agreement, the Note, the Deed of Trust, and the other Loan Documents.

     SECTION 6.08 LENDER'S RIGHT TO APPEAR IN LITIGATION. The Lender shall have the right, but not the obligation, to appear in, or to defend any action or proceeding purporting to affect the rights or duties of the parties hereunder and in connection therewith pay out of the Loan proceeds all necessary expenses, employ counsel and pay reasonable attorneys' fees, all of which the Borrower agrees to repay to the Lender upon demand.

     SECTION 6.09 RIGHT TO PARTIAL RELEASES. If applicable, provided there is no default under this Agreement, the Deed of Trust, the Note, or any of the other Loan Documents, the Lender agrees that it will release from the lien and operation of the Deed of Trust any unit, lot, parcel or other portion of Premises in accordance with the Release Schedule attached hereto as EXHIBIT "H". Any payment made for the release of any portion of the Premises hereunder shall apply against the reduction of principal, and, unless otherwise agreed on EXHIBIT "H" hereto, shall not reduce or otherwise affect any scheduled payments to become due under the terms of this Agreement, the Note, the Deed of Trust, and the other Loan Documents.


CONSTRUCTION LOAN AGREEMENT - PAGE 17

     SECTION 6.10 NOTICE TO PARTIES. All notices provided for herein shall be by ordinary mail (except that all notices of default shall be by certified mail, return receipt requested) addressed to the Lender at P.O. BOX 650561, DALLAS, DALLAS COUNTY, TEXAS 75265-0561, or such other address as the Lender may designate in writing, and to the Borrower at 4050 WEST PARK BLVD., PLANO, TEXAS 75093. Notice shall be completed by depositing the same in the mail addressed to the party at such address with the proper amount of postage affixed thereto. Actual receipt of notice shall not be required to effect notice hereunder.

     SECTION 6.11 HEADINGS; AMENDMENTS. All sections and descriptive headings are inserted for convenience only, and shall not affect any construction or interpretation hereof. This Agreement may not be amended except by written agreement between Borrower and Lender.

     SECTION 6.12 INVALID PROVISIONS. Unenforceability for any reason of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement.

     SECTION 6.13 SURVIVAL OF COMMITMENT. All requirements of any commitment letter executed by Lender and Borrower relating to the Loan, and Borrower's obligation to perform the same, except to the extent that such requirements and obligations are inconsistent with this Agreement, the Note, or the other Loan Documents, shall survive the execution of this Agreement and shall continue in full force and effect until the Loan is paid in full.

     SECTION 6.14 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

     SECTION 6.15 GOVERNING LAW. THIS AGREEMENT, THE NOTE, THE DEED OF TRUST, AND THE OTHER LOAN DOCUMENTS ARE EXECUTED AND DELIVERED IN THE STATE OF TEXAS, AND THE LAWS OF THE STATE OF TEXAS SHALL GOVERN IN THE INTERPRETATION, ENFORCEMENT, AND ALL OTHER ASPECTS OF THE OBLIGATIONS AND DUTIES CREATED UNDER THIS LOAN. Borrower acknowledges that the negotiation of the provisions of this Agreement, the Note, the Deed of Trust and the other Loan Documents took place in the State of Texas; that all such documents were executed in Dallas County, Texas, or if executed elsewhere, will become effective only upon Lender's receipt and acceptance thereof in said county and state (provided, however, that Lender shall have no obligation to give, nor shall Borrower be entitled to receive, notice of such receipt and acceptance in order for said Loan Documents to become effective and valid and binding obligations of the Borrower); and that all of such documents were or will be executed and delivered to Lender to induce Lender to make the Loan to Borrower. Borrower hereby submits itself to jurisdiction in the State of Texas for any action or cause of action arising out of or in connection with the Loan Documents, agrees that venue for any such action shall be in Dallas County, Texas and waives any and all rights under the law of any state to object to jurisdiction or venue within Dallas County, Texas. Notwithstanding the foregoing, nothing contained in this Section shall prevent Lender from bringing any action or exercising any right in any other county, state or jurisdiction against Borrower, any security for the Loan, any Collateral or any of Borrower's properties. Initiating such action or proceeding or taking any such action in any other state shall in no event constitute a waiver by Lender of any of the foregoing.


CONSTRUCTION LOAN AGREEMENT - PAGE 18

     SECTION 6.16 CONFLICT IN LOAN DOCUMENTS. In the event of conflict in the terms of any provision in this Agreement, the Note, the Deed of Trust or the other Loan Documents, the terms of the provision most favorable to Lender shall apply.

     SECTION 6.17 NO PARTNERSHIP OR JOINT VENTURE. Notwithstanding anything to the contrary herein contained or implied, Lender, by this Agreement, or by any action pursuant thereto or hereto, shall not be deemed a partner, joint venturer or participant in the venture with Borrower, and Borrower hereby indemnifies and agrees to defend and hold Lender harmless (including the payment of reasonable attorneys' fees) from any and all damages resulting from such a construction of the parties' relationship. Without limitation, it is the intention of Borrower and Borrower agrees that the foregoing indemnity shall apply with respect to such claims, charges, losses, expenses and costs which in whole or in part are caused by or arise out of the alleged negligence of Lender, its agents or employees. The requirements herein, and the restrictions imposed in this Agreement, are for the sole protection and benefit of Lender.

     SECTION 6.18 REMEDIES CUMULATIVE. No right or remedy conferred upon Lender in this Agreement is intended to be exclusive of any other right or remedy contained in the Note, this Agreement, or any other Loan Document, and every such right or remedy shall be cumulative and in addition to every other right or remedy contained herein or therein or now or hereafter available to the Lender at law, in equity, by statute or otherwise.

     SECTION 6.19 INDEMNIFICATION. Borrower shall and does hereby indemnify and hold harmless Lender from and against any and all claims, charges, losses, expenses and costs, including without limitation reasonable attorneys' fees, resulting from any claims, actions or proceedings in connection with the execution, delivery and performance of this Agreement, the Note or the other Loan Documents. Without limitation, it is the intention of Borrower and Borrower agrees that the foregoing indemnity shall apply with respect to such claims, charges, losses, expenses and costs which in whole or in part are caused by or arise out of the alleged negligence of Lender, its agents or employees, excluding however any act or omission determined by a court of competent jurisdiction to be gross negligence or willful misconduct. The indemnification provided in this section shall survive the payment in full of the Loan.

     SECTION 6.20 THIS AGREEMENT PART OF NOTE AND DEED OF TRUST. The Note and Deed of Trust provided for herein shall specifically incorporate this Agreement by reference and in the event that the Note and Deed of Trust are duly assigned by Lender, this Agreement shall be considered assigned in like manner.

     SECTION 6.21 USURY NOT INTENDED; SAVINGS PROVISIONS. Notwithstanding any provision to the contrary contained herein or in any other Loan Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Agreement which under applicable laws are or may be deemed to constitute interest ever exceed the maximum non-usurious interest rate permitted by applicable Texas or federal laws, whichever permit the higher rate. In this connection, Borrower and Lender stipulate and agree that it is their common and overriding intent to contract in strict compliance


CONSTRUCTION LOAN AGREEMENT - PAGE 19
with applicable usury laws. In furtherance thereof, none of the terms of this Agreement shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Borrower shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Lender shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable laws. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section 6.22 shall control all agreements, whether now or hereafter existing and whether written or oral, between Borrower and Lender.

     SECTION  6.22  ADDITIONAL  PROVISIONS.  Attached  hereto as EXHIBIT "I" are
additional   terms  and  provisions  of  this  Agreement,   if  any,  which  are
specifically made a part hereof by reference.

     SECTION 6.23 STATUTE OF FRAUDS NOTICE. Lender and Borrower hereby take notice of and agree to the following:

     PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE. PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

     THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


CONSTRUCTION LOAN AGREEMENT - PAGE 20

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

LENDER:

COMPASS BANK

By: /s/ Steve Eberhardt
    ------------------------------------
    Name: Steve Eberhardt
    Title: Vice President


BORROWER:

HULEN PARK VENTURE, LLC,
a Texas limited liability company


By: /s/ Rick Morgan
    ------------------------------------
    Name: Rick Morgan
    Title: Vice President


GUARANTORS:

MTH-TEXAS GP, INC.,
an Arizona corporation

By: /s/ Rick Morgan
    ------------------------------------
    Name: Rick Morgan
    Its: Vice President


MTH-TEXAS LP, INC.,
an Arizona corporation

By: /s/ Rick Morgan
    ------------------------------------
    Name: Rick Morgan
    Its: Vice President


CONSTRUCTION LOAN AGREEMENT - PAGE 21

LEGACY/MONTEREY HOMES, L.P.,
an Arizona limited partnership

By: MTH-TEXAS GP, INC.
an Arizona Corporation, its sole general partner

By: /s/ Rick Morgan
    ------------------------------------
    Name: Rick Morgan
    Title: Vice President


MERITAGE CORPORATION,
a Maryland corporation

By: /s/ John R. Landon
    ------------------------------------
    Name: John R. Landon
    Its: Co-CEO


CONSTRUCTION LOAN AGREEMENT - PAGE 22

                                                                    COMPASS BANK
                                                                      HULEN PARK


                         PROMISSORY NOTE - CONSTRUCTION

$3,300,000.00                                                  February 10, 2000
                                                                   Dallas, Texas

     FOR VALUE RECEIVED, the undersigned, HULEN PARK VENTURE, a Texas limited liability company (the "Borrower", whether one or more), jointly and severally if more than one, hereby promises to pay to the order of COMPASS BANK (the "BANK"; Bank and any subsequent holder hereof, as applicable, are referred to herein as the "HOLDER"), without grace at the Bank's office at P. O. Box 650561, Dallas, Dallas County, Texas 75265-0561, or such other place as Holder may direct, in lawful money of the United States of America, the principal amount of THREE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,300,000.00) or so much thereof as may be advanced hereunder, with interest at the rate and calculated in the manner described herein. Payment of principal and interest shall be in accordance with the following provisions:

     1. PAYMENT. Borrower promises to pay interest monthly, on or before the tenth (10th) day of each month, with the first interest payment due and payable on or before the first (1st) day of April, 2000. The unpaid balance of the principal and all accrued and unpaid interest on this Note and all charges hereunder and under the Loan Documents (as defined herein) shall be due and payable on August 9, 2002, which is the maturity date of this Note.

     2. INTEREST. Interest from date on the outstanding unpaid principal balance shall be calculated by multiplying the product of the principal amount and the applicable rate set forth herein by the actual number of days elapsed, and dividing by 360; provided, however, that if the Maximum Allowable Rate (as defined below) would be exceeded by virtue of the calculation of interest based upon a 360-day year, to the extent necessary to avoid exceeding the Maximum Allowable Rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which it accrued. The applicable rate shall be equal to -ZERO- PERCENTAGE POINT (0%) in excess of COMPASS BANK Index Rate, which is adjusted by Bank from time to time. Any change in said rate resulting from a change in COMPASS BANK Index Rate shall take effect on the day of such change. "COMPASS BANK Index Rate," as used herein, is a reference rate established by the Bank for use in computing and adjusting interest. COMPASS BANK Index Rate is subject to increase, decrease or change at the Bank's discretion, and is only one of the reference rates or indices that the Bank uses. The Bank may lend to others at rates of interest at, or greater or less than, COMPASS BANK Index Rate or the rate provided herein. Any principal amounts outstanding hereunder after maturity or acceleration of this Note shall bear interest at an applicable rate equal to -ZERO- PERCENTAGE POINT (00.0%) in excess of COMPASS BANK Index Rate from time to time prevailing, calculated in the manner set forth herein. Notwithstanding the applicable interest rates specified herein, if on any day the use of any such rate would result in an


NOTE - PAGE 1
interest rate on this Note which exceeds the Maximum Allowable Rate for that day, then the applicable interest rate hereunder shall be the Maximum Allowable Rate on such day, but any subsequent reductions in the COMPASS BANK Index Rate shall not reduce the applicable interest rate hereunder below the Maximum Allowable Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued at the applicable rate hereunder if the applicable rate had at all times been in effect and there was no limitation by the Maximum Allowable Rate. "Maximum Allowable Rate" means, on any day, the maximum non-usurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that Chapter One ("Chapter One") of Title 79, Texas Revised Civil Statutes, 1925, as amended (the "Texas
Credit Code"), establishes the Maximum Allowable Rate, the Maximum Allowable Rate shall be the "indicated rate ceiling" (as defined in Chapter One) for that day. To the extent that the Maximum Allowable Rate under applicable law is subject to fluctuation, without notice to Borrower or any other person or entity, the Maximum Allowable Rate hereunder shall automatically fluctuate upward and downward as, and in the amount by which, the maximum non-usurious rate of interest permitted by applicable law fluctuates.

     In no event shall the rate of interest calculated and charged hereunder exceed the Maximum Allowable Rate. All agreements between Borrower and Bank, or any subsequent Holder of this Note, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of this Note or otherwise, shall the aggregate of all amounts paid or agreed to be paid to the Holder of this Note for the use, forbearance or detention of the funds advanced pursuant to this Note or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to this Note or of any other debt evidenced hereby exceed the Maximum Allowable Rate. If from any circumstances whatsoever, fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance or reason whatsoever, the interest paid or received on this Note during its full term produces a rate which exceeds the Maximum Allowable Rate, Bank or any subsequent Holder of this Note shall refund to the payor or, at Bank's or such Holder's option, credit against the unpaid principal of this Note, if any, such portion of said interest as shall be necessary to cause the interest paid on this Note to produce a rate equal to the Maximum Allowable Rate. All sums paid or agreed to be paid to any Holder of this Note for the use, forbearance or detention of the indebtedness evidenced by this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this Note so that the interest is uniform throughout the full term of this Note. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower and any Holder of this Note.

     3. SECURITY. The indebtedness evidenced hereby is secured by, among other things, the Loan Documents defined in the Construction Loan Agreement (the "Loan Agreement") executed by the Borrower in favor of the Bank dated as of the date hereof (collectively the "Loan Documents").


NOTE - PAGE 2

     This Note is included in the indebtedness referred to in the Loan Documents and is entitled to the benefits of the Loan Documents, but neither this reference to the Loan Documents nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note when due.

     4. PURPOSE. The Borrower represents, warrants and covenants to and with the Bank and any other Holder of this Note that the loan evidenced by this Note and all advances hereunder and under the other Loan Documents are and shall be for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

     5. DEFAULT. The happening of any one or more of the following events shall constitute an event of default hereunder:

          (a) Default in the payment of the principal of or interest on this Note when the same becomes due and payable and the continuance of such failure for a period of five(5) days after such date;

          (b) The occurrence of any Event of Default specified in the Loan Agreement or other Loan Documents or in any other instrument executed in connection with or securing this Note, and the failure to cure same within any applicable cure period specifically provided in any Loan Document;

          (c) The failure by the Borrower or any other person or entity to observe any covenant or obligation contained in the Loan Agreement or other Loan Documents or in any other instrument executed in connection with or securing this Note and the failure to cure same within any applicable cure period specifically provided in any Loan Document.

     Upon the occurrence of an event of default, or at any time thereafter, the Holder may, with or without notice to the Borrower (other than such notice as may been required for an Event of Default or event of default to occur), declare this Note to be forthwith due and payable, whereupon this Note and the indebtedness evidenced hereby shall forthwith be due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the Loan Documents or in any other instrument executed in connection with or securing this Note to the contrary notwithstanding.

     6. WAIVERS. Borrower and any endorser or guarantor of this Note hereby waive demand, presentment for payment, notice of dishonor, protest, notice of intent to accelerate, notice of acceleration, and notice of protest and diligence in collection or bringing suit and agree that the Holder hereof may accept partial payment, or release or exchange security or collateral, without discharging or releasing any unreleased collateral or the obligations evidenced hereby. Borrower and each such endorser and guarantor further waive any and all rights of exemption, both as to personal and real property, under the Constitution or laws of the United States, the State of Texas or any other state. No failure of any Holder of this Note to accelerate the indebtedness evidenced hereby or to exercise any other right hereunder shall be construed as a novation or modification of this Note or a waiver of the Holder's right to thereafter insist upon strict compliance with the terms of this Note without prior notice of such intention being given to the Borrower.


NOTE - PAGE 3

     7. ATTORNEYS' FEES. Borrower and each endorser or guarantor of this Note agree to pay reasonable attorneys' fees and costs incurred by the Holder hereof in collecting or attempting to collect this Note, whether by suit or otherwise.

     8. PREPAYMENT. Borrower may prepay this Note, in whole or in part, without penalty. Unless being paid in full or waived by Holder, prepayment shall be in multiples of $5,000.00. Unless otherwise elected by Holder, any prepayment shall be applied first to accrued interest, and then to principal.

     9. APPLICABLE LAW; VENUE; PARTIES. THIS NOTE IS BEING DELIVERED TO, AND ACCEPTED BY, BANK IN THE STATE OF TEXAS AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT. The Borrower and the Bank expressly agree, pursuant to Article 15.10(b) of Chapter 15 ("Chapter 15") of the Texas Credit Code, that Chapter 15 shall not apply to this Note or to the loan evidenced by this Note or any advance thereunder and that neither this Note nor any such loan or advance shall be governed by or subject to the provisions of Chapter 15 in any manner whatsoever. As used herein, the terms "Borrower", "Bank" and "Holder" shall be deemed to include their respective successors, legal representatives, heirs and assigns, whether by voluntary action of the parties or by operation of law.

     10. STATUTE OF FRAUDS NOTICE. THE LOAN AGREEMENT, THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     11. MODIFICATION, EXTENSION AND RESTATEMENT. This Promissory Note is a modification, extension and restatement of that certain "Promissory Note - Construction" dated November 18, 1999, in the original principal amount of $250,000.00, payable to the order of the Lender. Borrower covenants and warrants that there are no defenses, counterclaims or offsets to the Original Note. Borrower waives and releases any and all such claims, known and unknown, present and future, arising out of the transactions with the Lender as of the date hereof.


NOTE - PAGE 4

     IN WITNESS WHEREOF, Borrower has executed, sealed and delivered this Note in Dallas, Texas, as of the 10th day of January, 2000.

                                        BORROWER:

                                        HULEN PARK VENTURE, LLC
                                        a Texas limited liability company


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Manager


[ACKNOWLEDGMENT]

STATE OF TEXAS
COUNTY OF COLLIN

     This instrument was acknowledged before me on this the 10th day of February, 2000, by Rick Morgan, Manager of HULEN PARK VENTURE, LLC, a Texas limited liability company, on behalf of said limited liability company.


                                        Ana Patterson
                                        ----------------------------------------
                                        Notary Public, State of Texas

[Seal]


NOTE - PAGE 5